Exhibit 10.09(c)

                           THIRD AMENDMENT TO LEASE

    This THIRD AMENDMENT TO LEASE ("Third Amendment") is made on this 18th day of January, 1996 between CMD SOUTHWEST ONE, an Illinois limited partnership ("Lessor"), and NELCO TECHNOLOGY, INC., an Arizona corporation ("Lessee").

    A. Lessor and Lessee previously entered into that certain Lease dated March 14, 1988 ("Original Lease"), as amended by that certain First Amendment to Lease dated December 10, 1992 ("First Amendment") and by that certain Second Amendment to Lease dated March 24, 1995 ("Second Amendment") for the lease of the premises commonly known as 11 17 West Fairmont, Tempe, Arizona according to the terms thereof The Original Lease, as amended by the First Amendment and Second Amendment, is referred to herein as "Lease".

    B. Lessor and Lessee now desire to amend the Lease, subject to the terms and conditions set forth in this Third Amendment.

    In consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

    1. Definitions. All of the terms used in this Third Amendment shall have the same meanings set forth in the Lease, except to the extent expressly set forth otherwise herein.

    2. First Extension Term. Section 2 of the Second Amendment is hereby amended as follows:

    (a) Substantial Completion Date. Notwithstanding anything contained in the Lease to the contrary, the term "Substantial Completion Date" shall mean December 8, 1995.

    (b) Termination Date. Notwithstanding anything contained in the Lease to the contrary, the term "Termination Date" shall mean December 31, 2005.

    3. Full Force and Effect. Except to the extent expressly provided otherwise in this Third Amendment, all of the terms and conditions set forth in the Lease shall remain in full force and effect.

    4. Conflicts. In the event that any of the provisions of the Lease conflict with any of the terms and provisions of this Third Amendment, the terms and provisions of this Third Amendment shall prevail.

    5. Time of Essence. Time is of the essence of each and every term of this Third Amendment.

















 IN WITNESS WHEREOF, said Landlord and Tenant have caused this instrument to be executed by their respective duly authorized officers, all as of the day and year first written above.

                       LESSOR:
                              CMD SOUTHWEST ONE, an Illinois limited
                              partnership

                              By: CMD SOUTHWEST INC.
                              Its: General Partner

                              By:  /s/
                              Its: President

                       LESSEE:

                              NELCO TECHNOLOGY, INC., an Arizona
                              corporation

                              By: /s/Kevin Brumbaugh
                              Its: VP/GM